                                                                Sub-Item 77Q1(a)

                                AMENDMENT NO. 21
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

      This Amendment No. 21 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (this "Amendment") amends, effective as of December 1, 2011, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the "Trust") dated as of September 14, 2005, as amended (the "Agreement").

      Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

      WHEREAS, the Trust desires to amend the Agreement to remove the following series portfolios: Invesco V.I. Basic Balanced Fund, Invesco V.I. Dynamics Fund, Invesco V.I. Financial Services Fund, Invesco V.I. Global Multi-Asset Fund, Invesco V.I. Large Cap Growth Fund, Invesco V.I. Global Dividend Growth Fund, Invesco V.I. Income Builder Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Select Dimensions Dividend Growth Fund, Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund, Invesco Van Kampen V.I. Government Fund, Invesco Van Kampen V.I. High Yield Fund, Invesco Van Kampen V.I. International Growth Equity Fund and Invesco Van Kampen V.I. Value Fund;

      NOW, THEREFORE, the Agreement is hereby amended as follows:

            1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

            2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

            3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

      IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 1, 2011.

                                          By:    /s/ John M. Zerr
                                                 -------------------------------
                                          Name:  John M. Zerr
                                          Title: Senior Vice President

                                    EXHIBIT 1
                                   "SCHEDULE A

         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                                       CLASSES OF EACH PORTFOLIO
-------------------------------------------------------------   -------------------------
Invesco V.I. Balanced-Risk Allocation Fund                      Series I Shares
                                                                Series II Shares

Invesco V.I. Basic Value Fund                                   Series I Shares
                                                                Series II Shares

Invesco V.I. Capital Appreciation Fund                          Series I Shares
                                                                Series II Shares

Invesco V.I. Capital Development Fund                           Series I Shares
                                                                Series II Shares

Invesco V.I. Core Equity Fund                                   Series I Shares
                                                                Series II Shares

Invesco V.I. Diversified Income Fund                            Series I Shares
                                                                Series II Shares

Invesco V.I. Dividend Growth Fund                               Series I Shares
                                                                Series II Shares

Invesco V.I. Global Health Care Fund                            Series I Shares
                                                                Series II Shares

Invesco V.I. Global Real Estate Fund                            Series I Shares
                                                                Series II Shares

Invesco V.I. Government Securities Fund                         Series I Shares
                                                                Series II Shares

Invesco V.I. High Yield Fund                                    Series I Shares
                                                                Series II Shares

Invesco V.I. High Yield Securities Fund                         Series I Shares
                                                                Series II Shares

Invesco V.I. International Growth Fund                          Series I Shares
                                                                Series II Shares

Invesco V.I. Leisure Fund                                       Series I Shares
                                                                Series II Shares

Invesco V.I. Mid Cap Core Equity Fund                           Series I Shares
                                                                Series II Shares

Invesco V.I. Money Market Fund                                  Series I Shares
                                                                Series II Shares

PORTFOLIO                                                       CLASSES OF EACH PORTFOLIO
-------------------------------------------------------------   -------------------------
Invesco V.I. S&P 500 Index Fund                                 Series I Shares
                                                                Series II Shares

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund    Series I Shares
                                                                Series II Shares

Invesco V.I. Small Cap Equity Fund                              Series I Shares
                                                                Series II Shares

Invesco V.I. Technology Fund                                    Series I Shares
                                                                Series II Shares

Invesco V.I. Utilities Fund                                     Series I Shares
                                                                Series II Shares

Invesco Van Kampen V.I. Capital Growth Fund                     Series I Shares
                                                                Series II Shares

Invesco Van Kampen V.I. Comstock Fund                           Series I Shares
                                                                Series II Shares

Invesco Van Kampen V.I. Equity and Income Fund                  Series I Shares
                                                                Series II Shares

Invesco Van Kampen V.I. Global Value Equity Fund                Series I Shares
                                                                Series II Shares

Invesco Van Kampen V.I. Growth and Income Fund                  Series I Shares
                                                                Series II Shares

Invesco Van Kampen V.I. Mid Cap Growth Fund                     Series I Shares
                                                                Series II Shares

Invesco Van Kampen V.I. Mid Cap Value Fund                      Series I Shares
                                                                Series II Shares"